Ex 99.2
Columbia Equity Trust — First Quarter 2006 Supplemental Information

Columbia Equity Trust, Inc.
First Quarter 2006
Supplemental Operating and Financial Data
(unaudited)
1750 H Street, NW
Suite 500
Washington, D.C. 20006
(202) 303 – 3080
www.columbiareit.com

Columbia Equity Trust — First Quarter Supplemental Information

Comments Regarding Our Supplemental Information
The supplemental information provided within this report is unaudited and should be read in conjunction with Columbia Equity Trust, Inc.’s filings with the Securities and Exchange Commission (the “SEC”), including our Registration Statement on Form S-11 (Registration No. 333-122644) filed on June 28, 2005 (the “Registration Statement”), our Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 31, 2006 and our Quarterly Report on Form 10-Q to be filed in the near future.
The financial statements included in this report for the three months ended March 31, 2005 represent the results of operations and financial condition of Columbia Equity Trust, Inc. Predecessor (“Columbia Predecessor”) prior to the completion of the Company’s IPO and various formation transactions. In addition, the financial statements included in this report represent the results of operations and financial condition of Columbia Equity Trust, Inc. for the period from January 1, 2006 to March 31, 2006. Due to the timing of the Company’s IPO and the formation transactions, we do not believe that the results of operations set forth in this document are necessarily indicative of our future operating results as a publicly-held company.
Columbia Predecessor ceased to exist as a reporting entity effective with the completion of the IPO and the formation transactions. Columbia Predecessor was not a legal entity but rather a combination of real estate entities under common ownership and management, as described in more detail in Note 1 to our financial statements.
The Company considers portions of this information to be forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used, the words “believe”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “project”, “result”, “should”, “will”, “anticipate” and similar expressions which do not relate solely to historical matters are intended to identify forward-looking statements. Any projection of revenues, earnings or losses, capital expenditures, distributions, capital structure or other financial terms is a forward-looking statement. Any forward-looking statements presented in this report, or which management may make orally or in writing from time to time, are based upon our management’s beliefs, assumptions and expectations of our future operations and economic performance, taking into account the information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us at the time that we make such statements. Should one or more of these risks, uncertainties or events materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected by the forward-looking statements. Accordingly, investors, potential investors and other interested parties are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.
The risks described in documents that we file from time to time with the Securities and Exchange Commission, are not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all risk factors, nor can it assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events, or otherwise, and you should not rely upon these forward-looking statements after the date of this report.
The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended March 31, 2006. We may, but assume no obligation to, update information in the supplemental package from time to time.

Columbia Equity Trust — First Quarter Supplemental Information

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended March 31, 2006. We may, but assume no obligation to, update information in the supplemental package from time to time.

Columbia Equity Trust — First Quarter Supplemental Information

Corporate Profile
Columbia Equity Trust, Inc. (“Columbia” or the “Company”) focuses on the acquisition, development, renovation, repositioning, ownership, management and operation of commercial office properties located predominantly in the Greater Washington, D.C. area. Columbia intends to be taxed as a real estate investment trust for federal income tax purposes.
As of March 31, 2006, we owned or maintained interests in 18 commercial office properties containing an aggregate of approximately 2.6 million net rentable square feet and one property under development that upon completion will comprise approximately 115,000 net rentable square feet.
Our goal is to generate attractive risk-adjusted investment returns for our shareholders by:
•	Investing in Small-to-Medium Size Office Buildings. We invest principally in small-to-medium size office properties as we believe these properties present opportunities for attractive risk-adjusted returns.

•	Maintaining a Selective and Strategic Geographic Focus. We focus predominantly on the Greater Washington, D.C. commercial office property market to take advantage of the strong economic and demographic character of that market, leverage our local market expertise and relationships and create economies of scale through the clustering of properties.

•	Applying Intensive and Efficient Asset Management. We intensively manage each of our properties through active property leasing and targeted capital improvements, which may include re-positioning or redeveloping certain properties, while maintaining efficiency through the outsourcing of non-strategic property functions.

•	Pursuing Strategic Joint Ventures. We selectively enter into joint ventures where appropriate to leverage our equity returns through fees and disproportionate cash flow distributions, as well as manage the risks associated with certain properties that may be inappropriate to wholly own due to size or vacancy levels.

•	Recycling Capital. We intend to capture the value created by our activities through opportunistic dispositions or recapitalizations. In this regard, we review each of our properties on a regular basis, weighing its future potential growth against its current market value to determine the appropriate investment plan for the property. We believe this discipline will generate attractive returns for our stockholders and facilitate our ability to finance growth internally with a lower cost of capital.

Columbia Equity Trust — First Quarter Supplemental Information

Corporate Headquarters and Contact Information

1750 H Street, NW	Voice:	202-303-3080
Suite 500	Website:	ColumbiaREIT.com
Washington, D.C. 20006	Email:	IR@ColumbiaREIT.com
Board of Directors

Oliver T. Carr, III (management director)	Rebecca L. Owen
Chairman and Chief Executive Officer	Senior Vice President and General Counsel, Clark Enterprises, Inc.

John A. Schissel (management director)
Chief Financial Officer	Hal A. Vasvari
President, Vasvari & Associates
Bruce M. Johnson	(former Chief Operating Officer Federal Realty Investment Trust)
Managing Director and Chief Financial Officer, Regency
Centers Corporation

Robert J. McGovern	Thomas H. Young
Chief Executive Officer, mkt10, inc.	Chief Executive Officer and President, Alliance
(former Chief Executive Officer CareerBuilder.com)	Bankshares Corporation
Senior Management

Oliver T. Carr, III	Chairman and Chief Executive Officer
John A. Schissel	Chief Financial Officer
Clinton D. Fisch	Director of Acquisitions
Christian H. Clifford	Director of Asset Management
John M. Novack	Chief Accounting Officer
Research Coverage

A.G. Edwards	Friedman Billings Ramsey	Stifel Nicolaus

David L. Aubuchon	Wilkes Graham	John W. Guinee
(314) 955-5452	(703) 312-9737	(410) 454-5520

Baird	Raymond James	Wachovia Securities

Christopher R. Lucas	Paul D. Puryear	Christopher Haley
(703) 821-5780	(727) 567-2253	(443) 263-6773

	Ken Avalos	Gregg Korondi
	(727) 567-2660	(443) 263-6579
Stock Listing
The common stock of Columbia Equity Trust, Inc. is listed on the New York Stock Exchange under the symbol “COE”.

Columbia Equity Trust – First Quarter Supplemental Information

First Quarter 2006 Notes
Results for the quarter ended March 31, 2006 included the following:
•	Quarterly Funds from Operations (“FFO”) totaled $3.8 million or $0.25 per diluted share.

•	Quarterly Adjusted Funds from Operations (“AFFO”) totaled $2.4 million. FFO and AFFO are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income to FFO and AFFO is included at the end of this release.

•	The net loss for the quarter was $1.0 million or $(0.07) per diluted share.

•	Declared a dividend of $0.15 per share for the quarter which was paid on April 28, 2006.

•	Completed the acquisition of 1025 Vermont Avenue for a purchase price of approximately $34.1 million at an expected first-year net operating income-to-purchase price return (cash basis) of approximately 6.7%.

•	Entered into purchase contracts to acquire two properties, 1741 Business Center Drive and 101 Orchard Ridge Drive for a combined purchase price of $38.9 million. In addition, the Company remained under contract to acquire Georgetown Plaza for a purchase price of $23 million. The closing of the acquisition of these properties is pending the completion of certain lease negotiations and loan assumptions.

•	Fifteen leases totaling approximately 108,000 square feet were signed during the quarter at a weighted average rental rate of $30.30 per square foot. Leases covering approximately 71,800 square feet of space expired throughout our portfolio during the quarter of which we renewed approximately 53,100 square feet resulting in a retention rate of 74%.

•	Overall portfolio occupancy for in-service properties at March 31, 2006 was 95% compared to 94% at the end of the fourth quarter of 2005. After giving effect to the Company’s Victory Point investment, which was acquired 100% vacant and is currently in-lease up, portfolio occupancy was 90% at March 31, 2006 and 89% at the end of the fourth quarter of 2005.

Columbia Equity Trust – First Quarter Supplemental Information

Financial, Operating and Share Summary

For three months ended or as of	9/30/2005	12/31/2005	3/31/2006
Summary Portfolio Information
Properties
Wholly owned	7	9	10
Joint venture	8	8	8

Total	15	17	18

Net Rentable Square Feet
Wholly owned	793,657	957,188	1,071,989
Joint venture	1,556,871	1,557,166	1,557,166

Total	2,350,528	2,514,354	2,629,155

In-service properties occupancy, end of period	94%	94%	95%
All properties occupancy, end of period	88%	89%	90%

Properties Under Development	1	1	1
Net Rentable Area of Properties Under Development	115,368	115,368	115,368

Summary Financial Information

Selected Operating Data (includes pro rata share of joint venture interests where applicable)
Property Net Operating Income
Wholly owned	$2,115,015	$3,010,095	$4,309,272
Joint venture (pro rata share)	2,215,295	2,518,361	2,325,373

Total Net Operating Income	4,330,310	5,528,456	6,634,645
Fee Income	239,376	314,678	404,348
General & Administrative Expense	(862,891)	(964,658)	(829,623)
Share Based Compensation	(1,700,060)	(231,850)	(234,750)
Interest Income	473,791	126,033	74,434
Interest Expense	(1,242,865)	(1,438,938)	(2,218,129)
Other Revenue/Expense	(3,666)	(28,741)	(41,299)

Funds From Operations	1,233,995	3,304,980	3,789,626

Balance Sheet Leverage (End of Period)

Funded Debt — Wholly Owned	19,000,000	49,358,998	84,451,892
Funded Debt — Joint Venture (pro rata share)	77,551,662	77,567,722	77,674,904

Total Funded Debt	96,551,662	126,926,720	162,126,796

Market value of shares and units outstanding, end of period	222,260,282	245,856,408	267,625,737

Total Funded Debt to Total Market Capitalization	30.3%	34.0%	37.7%

EPS and FFO
Basic Net Income per Share	($0.12)	($0.06)	($0.07)
Diluted Net Income per Share	($0.12)	($0.06)	($0.07)

Diluted FFO per share	$0.08	$0.22	$0.25
Dividends per share and common units	$0.12	$0.14	$0.15

Summary Share Information

Average Daily Trading Volume — for period	86,927	42,057	38,681
High Price (market close)	$15.73	$16.15	$17.99
Low Price (market close)	$14.50	$14.00	$16.05

Closing Price, start of period	$15.33	$14.74	$16.20
Closing Price, end of period	$14.60	$16.15	$17.58
Closing Dividend Yield, end of period (annualized)	3.29%	3.47%	3.41%

MSCI US REIT Index (RMZ), start of period	826	852	855
MSCI US REIT Index (RMZ), end of period	848	863	955

Weighted average shares — basic FFO	13,714,243	13,898,334	13,898,334
Weighted average shares — diluted FFO	15,039,216	15,223,307	15,223,307

Columbia Equity Trust – First Quarter Supplemental Information

Consolidated Statement of Operations – Three Months Ending March 31, 2006

		Combined
	Consolidated	Columbia
	Columbia Equity	Predecessor for the
	Trust, Inc. for the	Three Months
	Three Months Ended	Ended
	March 31, 2006	March 31, 2005
	(Unaudited)	(Unaudited)
Revenues
Base rents	$6,193,981	$—
Recoveries from tenants	309,297	—
Fee income, primarily from related parties	404,348	622,359
Parking and other income	136,209	—

Total revenues	7,043,835	622,359

Operating expenses
Property operating	1,141,194	—
Utilities	532,184	—
Real estate taxes and insurance	656,837	—
General and administrative	829,623	378,974
Share-based compensation cost	234,750	—
Depreciation and amortization	3,458,389	3,003

Total operating expenses	6,852,977	381,977

Operating income	190,858	240,382

Other income and expense
Interest income	43,335	5,332
Interest expense	(1,151,974)	(2,250)

(Loss) income before income taxes, equity in net (loss) income of unconsolidated real estate entities and minority interest	(917,781)	243,464

Equity in net (loss) income of unconsolidated real estate entities	(135,970)	102,917
Minority interest	75,501	—

(Loss) income before income taxes	(978,250)	346,381

Provision for income taxes	33,500	34,061

Net (loss) income	$(1,011,750)	$312,320

Net loss per common share — Basic and diluted	$(0.07)

Weighted average shares of common stock outstanding — Basic and diluted	13,863,334

Columbia Equity Trust – First Quarter Supplemental Information

Consolidated Balance Sheets

	March 31,	December 31,
	2006	2005
	(Unaudited)
Assets
Rental property
Land	$25,040,819	$19,300,819
Buildings	140,658,743	120,509,954
Tenant improvements	29,507,785	24,377,997
Furniture, fixtures and equipment	1,062,094	1,088,989

	196,269,441	165,277,759
Accumulated depreciation	(4,893,370)	(2,805,222)

Total rental property, net	191,376,071	162,472,537

Cash and cash equivalents	9,746,733	8,149,634
Restricted deposits	346,581	256,356
Accounts and other receivables, net of reserves for doubtful accounts of $61,124 and $39,401, respectively	1,555,714	1,039,510
Investments in unconsolidated real estate entities	41,339,516	42,308,003
Accrued straight-line rents	1,022,870	524,258
Deferred leasing costs, net	737,290	490,609
Deferred financing costs, net	973,350	955,129
Intangible assets
Above market leases, net	3,646,185	3,610,453
In-place leases, net	18,853,572	15,813,098
Tenant relationships, net	7,193,342	6,387,594
Prepaid expenses and other assets	954,460	1,323,308

Total assets	$277,745,684	$243,330,489

Liabilities and Stockholders’ Equity
Liabilities
Revolving loan payable	$10,250,000	$22,000,000
Mortgage notes payable	74,122,093	27,358,998
Accounts payable and accrued expenses	3,137,545	2,252,575
Dividends payable	2,079,500	1,940,867
Security deposits	1,242,117	945,158
Rent received in advance	1,008,251	758,265
Deferred credits — Below market leases, net	2,468,522	1,593,812
Other liabilities	92,839	—

Total liabilities	94,400,867	56,849,675

Commitments and contingencies

Minority interest	14,160,891	14,205,638

Stockholders’ equity
Preferred stock, $0.001 par value, 100,000,000 shares authorized in 2006 and 2005, no shares issued or outstanding in either period	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized and 13,863,334 shares issued and outstanding in 2006 and 2005	13,863	13,863
Additional paid-in capital	178,366,298	178,366,298
Cumulative dividends in excess of net income	(9,196,235)	(6,104,985)

Total stockholders’ equity	169,183,926	172,275,176

Total liabilities and stockholders’ equity	$277,745,684	$243,330,489

Columbia Equity Trust – First Quarter Supplemental Information

Consolidated Statement of Cash Flows

	Consolidated	Combined
	Columbia Equity	Columbia
	Trust, Inc. for the	Predecessor for the
	Three Months Ended	Three Months Ended
	March 31, 2006	March 31, 2005
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net (loss) income	$(1,011,750)	$312,320
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities
Minority interest	(75,501)	—
Equity in net income of unconsolidated real estate entities	135,970	(102,917)
Compensation cost related to LTIP units	191,250	—
Distributions received from earnings of unconsolidated real estate entities	159,486	19,055
Depreciation and amortization	3,458,389	3,003
Amortization of above and below market leases	89,035	—
Amortization of deferred financing costs	107,174	—
Provision for doubtful accounts	21,724	—
Changes in assets and liabilities
Accounts and other receivables	(537,928)	(23,198)
Accrued straight-line rents	(498,611)	—
Deferred leasing costs	(271,299)	—
Deferred offering costs	—	(1,243,306)
Prepaid expenses and other assets	(26,138)	(500,111)
Accounts payable and accrued expenses	692,378	1,230,637
Accrued interest payable to stockholders	—	2,250
Rent received in advance	95,777	—
Other liabilities	2,283	—

Net cash provided by (used in) operating activities	2,532,239	(302,267)

Cash flows from investing activities
Purchases of interests in rental property and related net assets	(14,187,258)	—
Deposit on pending purchase of interest in rental property	(150,000)	—
Additions to rental properties	(1,146,856)	—
Additions to rental property furniture, fixtures and equipment	(7,995)	(396)
Restricted deposits	67,310	—
Distributions in excess of net income received from real estate entities	673,031	49,857
Contributions made to unconsolidated real estate entities	—	(100,000)

Net cash used in investing activities	(14,751,768)	(50,539)

Cash flows from financing activities
Borrowings under revolving credit line	14,550,000	—
Repayment of revolving credit line borrowings	(26,300,000)	—
Mortgage note borrowings	27,685,985	—
Repayments of mortgage note	(33,752)	—
Dividends	(1,940,867)	—
Distributions to minority interest	(149,796)	(60,424)
Security deposits received	5,058	—

Net cash provided by (used in) financing activities	13,816,628	(60,424)

Net increase (decrease) in cash and cash equivalents	1,597,099	(413,230)

Cash and cash equivalents, beginning of period	8,149,634	1,188,146

Cash and cash equivalents, end of period	$9,746,733	$774,916

Supplemental disclosures
Cash paid for income taxes	$33,500	$—

Cash paid for interest	$911,762	$—

Debt assumed in purchases of interests in rental property	$19,000,000	$—

Liability for asbestos remediation assumed as part of purchase of rental property	$90,556	$—

Columbia Equity Trust – First Quarter Supplemental Information

Funds From Operations and Adjusted Funds From Operations

		For the	For the	For the
		Three Months	Three Months	Three Months
		Ended	Ended	Ended
		9/30/2005	12/31/2005	3/31/2006
	Funds From Operations

	Net income available to common shareholders	$(1,702,929)	$(796,889)	$(1,011,750)

Adjust for:	Real estate depreciation and amortization - consolidated entities	1,766,862	2,728,927	3,453,202
	Real estate depreciation and amortization - unconsolidated entities	1,301,548	1,432,517	1,423,675
	Minority interests in operating partnership	(131,486)	(59,575)	(75,501)

	Funds From Operations (FFO)	1,233,995	3,304,980	3,789,626

	Adjusted Funds From Operations

	Funds From Operations (FFO)	$1,233,995	$3,304,980	$3,789,626

Adjust for:	Non real estate depreciation	3,665	4,441	5,187
	Amortization of deferred financing costs	28,149	63,042	107,174
	Amortization of above/below market leases	(59,762)	23,937	(16,217)
	Non cash compensation	1,665,260	191,250	191,250
	Straight-line rental income	(353,495)	(446,095)	(645,592)
	Non-revenue enhancing/ recurring capital expenditures	(55,778)	(29,308)	(189,168)
	Second generation tenant improvements	(402,159)	(248,448)	(814,720)

	Adjusted Funds From Operations (AFFO)	2,059,875	2,863,799	2,427,540

	Distribution Metrics

	Dividends paid to common shareholders	$1,663,600	$1,940,867	$2,079,500
	Dividends paid to operating partnership unit holders	128,397	149,796	203,996

	Total dividends paid	1,791,997	2,090,663	2,283,496

	Payout Ratios
	Dividends Paid to Share and Unit Holders / Funds from Operations (diluted)	145.2%	63.3%	60.3%
	Dividends Paid to Share and Unit Holders / Adjusted Funds From Operations (diluted)	87.0%	73.0%	94.1%
Certain prior quarters’ amounts have been reclassified to conform the current quarter’s presentation

Columbia Equity Trust – First Quarter Supplemental Information

Reconciliation of Earnings Per Share and Funds From Operations Per Share

	Three months	Three months	Three months
	ended	ended	ended
	9/30/2005	12/31/2005	3/31/2006
Earnings Per Share (EPS)

Net Income for Common Shareholders	$(1,702,929)	$(796,889)	$(1,011,750)
plus: distributions paid on vested LTIPS (if dilutive)	0	0	0

Net Income for Basic EPS	(1,702,929)	(796,889)	(1,011,750)

plus: dividends paid on nonvested LTIPs (if dilutive)	0	0	0

Net Income for Diluted EPS	(1,702,929)	(796,889)	(1,011,750)

Earnings Per Share (EPS)
Basic	(0.12)	(0.06)	(0.07)
Diluted	(0.12)	(0.06)	(0.07)
Funds From Operations Per Share (FFO)

Funds from Operations	$1,233,995	$3,304,980	$3,789,626
adjust: minority interests in operating partnership	(88,416)	(236,802)	(271,527)
plus: distributions paid on vested LTIPs	4,200	4,900	5,250

Funds from Operations for Basic FFO	1,149,779	3,073,078	3,523,349

adjust: minority interests in operating partnership	88,416	236,802	271,527
plus: distributions paid on nonvested LTIPs	30,600	35,700	38,250

Funds from Operations for Diluted FFO	1,268,795	3,345,580	3,833,126

Funds from Operations per Share
Basic	0.08	0.22	0.25
Diluted	0.08	0.22	0.25
Weighted Average Shares Outstanding — EPS

Weighted Average Shares for Earnings Per Share
Common Shares — weighted average	13,679,243	13,863,334	13,863,334
plus: vested LTIP Units (if dilutive)	0	0	0

Weighted Average Shares — Basic EPS	13,679,243	13,863,334	13,863,334

plus: non vested LTIP units (if dilutive)	0	0	0

Weighted Average Shares — Diluted EPS	13,679,243	13,863,334	13,863,334

Weighted Average Shares Outstanding — FFO

Weighted Average Shares for Funds From Operations
Common Shares — weighted average	13,679,243	13,863,334	13,863,334
plus: vested LTIP Units (if dilutive)	35,000	35,000	35,000

Weighted Average Shares — Basic FFO	13,714,243	13,898,334	13,898,334

plus: Operating Partnership Units — weighted average	1,069,973	1,069,973	1,069,973
plus: non vested LTIP units (if dilutive)	255,000	255,000	255,000

Weighted Average Shares — Diluted FFO	15,039,216	15,223,307	15,223,307

Certain prior quarters’ amounts have been reclassified to conform the current quarters’ presentation

Columbia Equity Trust –First Quarter Supplemental Information

Common Share and Equivalents Summary
Common Share and Equivalents Summary

For the Quarter Ending	9/30/2005	12/31/2005	3/31/2006
Common Shares
Common shares — beginning of period	12,063,334	13,863,334	13,863,334
Common shares — end of period	13,863,334	13,863,334	13,863,334
Common shares — weighted average	13,679,243	13,863,334	13,863,334

Operating Partnership Units
Operating partnership units — beginning of period	1,069,973	1,069,973	1,069,973
Operating partnership units — end of period	1,069,973	1,069,973	1,069,973
Operating partnership units — weighted average	1,069,973	1,069,973	1,069,973

LTIP Units
LTIP units (vested and non vested) — beginning of period	290,000	290,000	290,000
LTIP units (vested and non vested) — end of period	290,000	290,000	290,000
LTIP units (vested and non vested) — weighted average	290,000	290,000	290,000

Basic and Diluted Shares and Units Outstanding
Weighted Average Shares and Units — Basic	13,714,243	13,898,334	13,898,334
Weighted Average Shares and Units — Diluted	15,039,216	15,223,307	15,223,307

Columbia Equity Trust – First Quarter 2006 Supplemental Information

Fee Income Summary

For Quarter Ending	9/30/2005	12/31/2005	3/31/2006
Asset Management Fees — Joint Venture Properties	$72,425	$75,437	$82,210
Asset Management Fees — Related Parties (recurring)	76,870	74,909	76,785
Construction Management	18,746	41,776	56,861
Transactional / Non-Recurring Fees	71,334	122,556	188,493

Total Fees	239,376	314,678	404,348

Columbia Equity Trust – First Quarter Supplemental Information

Net Operating Income Summary — Wholly-Owned Properties
For the period January 1, 2006 to March 31, 2006

	1025 Vermont				Loudoun	Meadows			Patrick			Wholly-Owned
	Avenue	Fair Oaks	Greenbriar	Lee Road	Gateway	IV	Oakton	Park Plaza II	Henry	Sherwood	Eliminations	Total
Columbia Ownership Interest	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Period — Start	1/12/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006
Period — End	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006

Rental Revenues
Base rents	$621,415	$605,742	$497,165	$527,474	$388,220	$804,213	$420,415	$974,060	$435,618	$510,082	$—	$5,784,404
Straight-line rents	141,771	71,859	19,453	25,721	20,164	86,658	26,311	61,656	22,264	22,754	—	498,611
Deferred market rental revenue (amort)	34,117	(34,005)	(5,718)	(14,318)	14,234	(1,305)	5,296	(85,524)	(1,512)	(298)	—	(89,035)
Recoveries from tenants	18,379	9,912	13,749	60,020	61,566	5,673	23,829	88,788	—	27,381	—	309,297
Other income	45,179	7,761	11,377	14,125	—	36,217	750	(405)	9,758	11,449	—	136,210

Total Rental Revenues	860,861	661,268	536,025	613,022	484,184	931,455	476,601	1,038,575	466,128	571,368	—	6,639,487

Operating Expenses
Property operating expenses	332,044	250,792	236,078	183,788	92,531	368,624	146,596	451,056	133,378	212,306	(76,978)	2,330,215

Net Operating Income (GAAP)	528,817	410,475	299,947	429,234	391,653	562,832	330,006	587,519	332,750	359,062	(76,978)	4,309,272

Adjustments for non-cash items
Straight-line rents	(141,771)	(71,859)	(19,453)	(25,721)	(20,164)	(86,658)	(26,311)	(61,656)	(22,264)	(22,754)	—	(498,611)
Deferred market rental revenue (amort)	(34,117)	34,005	5,718	14,318	(14,234)	1,305	(5,296)	85,524	1,512	298	—	89,035

Net Operating Income (Cash)	352,929	372,622	286,212	417,831	357,255	477,479	298,399	611,387	311,998	336,606	(76,978)	3,899,696

Interest Expense — Property Specific (1)	234,146	—	—	—	—	235,125	—	141,786	105,725	—	—	716,782
Deferred Financing Costs	9,100	—	—	—	—	—	—	2,598	14,489	—	—	26,187

Cash Flow after Interest Expense (GAAP)	294,671	410,475	299,947	429,234	391,653	327,707	330,006	445,733	227,025	359,062	(76,978)	3,566,303

(1)	Includes only property specific mortgage debt. Does not include revolving line of credit interest expense. Revolver secured by Fair Oaks, Greenbriar, Loudoun Gateway IV, Oakton and Sherwood properties.

Columbia Equity Trust – First Quarter Supplemental Information

Net Operating Income Summary — Joint Venture Properties
For the period January 1, 2006 to March 31, 2006

		Atrium	Barlow	Independence	King	Madison	Suffolk	Victory		Joint Venture
	1575 Eye Street	Building	Building	Center	Street	Place	Building	Point	Eliminations	Total
Columbia Ownership Interest	9.2%	37.0%	40.0%	14.7%	50.0%	50.0%	36.5%	10.0%
Period — Start	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006	1/01/2006
Period — End	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006	3/31/2006

Rental Revenues
Base rents	$179,976	$367,657	$890,026	$218,396	$475,119	$291,868	$572,925	$—	$—	$2,995,967
Straight-line rents	2,184	12,777	65,687	7,659	17,862	27,382	13,429	—	—	146,980
Deferred market rental revenue (amort)	—	(1,450)	64,014	—	20,485	(15,935)	38,138	—	—	105,252
Recoveries from tenants	5,733	43,712	38,168	8,738	8,341	3,990	6,342	—	—	115,023
Other income	10,799	44,112	(323)	20,674	19,685	25,309	30,660	—	—	150,917

Total Rental Revenues	198,692	466,808	1,057,572	255,468	541,492	332,614	661,494	—	—	3,514,139

Operating Expenses
Property operating expenses	75,887	164,622	370,046	109,281	191,982	172,076	132,420	17,851	(45,398)	1,188,767

Net Operating Income (GAAP)	122,804	302,186	687,526	146,187	349,510	160,538	529,074	(17,851)	45,398	2,325,373

Adjustments for non-cash items
Straight-line rents	(2,184)	(12,777)	(65,687)	(7,659)	(17,862)	(27,382)	(13,429)	—	—	(146,980)
Deferred market rental revenue (amort)	—	1,450	(64,014)	—	(20,485)	15,935	(38,138)	—	—	(105,252)

Net Operating Income (Cash)	120,620	290,859	557,825	138,528	311,162	149,091	477,507	(17,851)	45,398	2,073,140

Interest Expense — Property Specific	66,442	174,002	311,220	57,522	136,356	86,039	195,458	—		1,027,039
Deferred Financing Costs	4,264	4,523	7,450	2,920	8,458	5,983	5,518	—		39,116

Cash Flow after Interest Expense (GAAP)	56,362	128,185	376,306	88,665	213,154	74,499	333,616	(17,851)	45,398	1,259,218

Columbia Equity Trust – First Quarter Supplemental Information

Debt Financing Summary as of March 31, 2006

							Debt Amortization and Principal Maturities Schedule
						Columbia
	Columbia	Secured/	Interest	Maturity	Principal	Share
	Share	Unsecured	Rate	Date	Balance	of Debt	2006	2007	2008	2009	2010	2011	2012	Thereafter

Corporate / Wholly Owned
Fixed Rate Debt
Patrick Henry	100%	Secured	5.02%	Apr - 2009	$8,411,892	$8,411,892	$97,939	$138,553	$144,591	$8,030,809	$—	$—	$—	$—
1025 Vermont Avenue	100%	Secured	5.11%	Jan - 2010	22,500,000	22,500,000	—	—	297,668	340,998	21,861,334
Meadows IV	100%	Secured	4.95%	Nov - 2011	19,000,000	19,000,000	—	—	—	—	—	19,000,000	—	—
Park Plaza II	100%	Secured	5.53%	Mar - 2016	24,290,000	24,290,000	—	—	—	—	—	—	223,397	24,066,603
Variable Rate Debt
Revolving Credit Facility	100%	Secured	L+1.10-1.35%	Nov - 2007	10,250,000	10,250,000	—	10,250,000	—	—	—	—	—	—

Total Wholly Owned		—	—	—	84,451,892	84,451,892	97,939	10,388,553	442,259	8,371,807	21,861,334	19,000,000	223,397	24,066,603

Joint Venture

Fixed Rate Debt
King Street	50%	Secured	5.06%	Mar - 2008	21,517,146	10,758,573	378,483	527,463	20,611,200	—	—	—	—	—
Madison Place	50%	Secured	4.49%	Aug - 2008	15,301,289	7,650,644	263,239	365,036	14,673,014	—	—	—	—	—
1575 Eye Street	9%	Secured	6.82%	Mar - 2009	42,454,939	3,893,118	—	—	—	42,454,939	—	—	—	—
Independence Center I	15%	Secured	5.04%	Sep - 2009	30,858,090	4,548,482	524,733	731,154	768,868	28,833,335	—	—	—	—
Independence Center II	8%	Secured	6.02%	Sep - 2009	5,117,411	414,510	—	10,175	63,238	5,043,998
Barlow Building	40%	Secured	5.04%	Aug - 2012	61,750,000	24,700,000	—	—	—	—	—	—	61,750,000	—
Atrium — Loan # 1	37%	Secured	8.43%	Sep - 2012	17,993,957	6,657,764	282,281	405,134	440,637	479,253	521,252	566,931	15,298,469	—
Atrium — Loan # 2	37%	Secured	6.21%	Sep - 2012	5,814,565	2,151,389	85,836	120,830	128,551	136,765	145,504	154,801	5,042,278	—
Suffolk	37%	Secured	5.10%	May - 2015	42,000,000	15,330,000	—	—	—	—	—	—	327,135	41,672,865

Variable Rate Debt
Victory Point	10%	Secured	LIBOR+2.95%	Mar - 2008	15,704,233	1,570,423	—	—	15,704,233

Total Joint Venture Financing		—	—	—	258,511,629	77,674,904	1,534,572	2,159,792	52,389,741	76,948,290	666,756	721,732	82,417,882	41,672,865

CORPORATE and PORTFOLIO TOTALS					342,963,520	162,126,796	1,632,511	12,548,345	52,832,000	85,320,097	22,528,090	19,721,732	82,641,279	65,739,468

Net premium / (discount) to adjust to fair value of debt					(79,799)	(79,799)

GAAP Debt Balance					342,883,721	162,046,997

COLUMBIA SHARE of DEBT AMORTIZATION / MATURITIES							632,349	11,138,005	19,983,842	17,151,449	22,108,034	19,267,041	32,568,878	39,277,199
Percentage of Columbia’s Share of Debt Amortization / Maturities							0.4%	6.9%	12.3%	10.6%	13.6%	11.9%	20.1%	24.2%

Columbia Equity Trust – First Quarter Supplemental Information

Debt Financing Summary (continued)
Weighted Average Cost of Debt — 3/31/2006
Columbia Total
Adjusted for Columbia’s Pro Rata Share of Joint Venture Debt

	Outstanding	Percentage	Weighted Average
	Balance	of Total Debt	Rate	Term

Fixed Rate	150,306,372	93%	5.31%	5.8
Variable Rate	11,820,424	7%	6.05%	1.6

Total	162,126,796	100%	5.36%	5.5

Portfolio Total
Gross (unadjusted for Columbia’s pro rata share)

	Outstanding	Percentage	Weighted Average
	Balance	of Total Debt	Rate	Term

Fixed Rate	317,009,287	92%	5.53%	5.4
Variable Rate	25,954,233	8%	6.92%	1.8

Total	342,963,520	100%	5.64%	5.1

Columbia Equity Trust – First Quarter Supplemental Information

Debt Financing Summary as of March 31, 2006 (continued)

	Columbia	Recourse/	Property Securing
Facility	Ownership	Non-Recourse (1)	Facility
Corporate / Wholly Owned

1025 Vermont Avenue	100%	Non-recourse	1025 Vemont Avenue
Patrick Henry	100%	Non-recourse	Patrick Henry
Meadows IV	100%	Non-recourse	Meadows IV
Park Plaza II	100%	Non-recourse	Park Plaza II
Revolving Credit Facility	100%	Recourse	Fair Oaks, Greenbriar, Loudoun Gateway Oakton, Sherwood

Joint Venture

King Street	50%	Non-recourse	King Street
Madison Place	50%	Non-recourse	Madison Place
Barlow Building	40%	Non-recourse	Barlow Building
Atrium — Loan # 1	37%	Non-recourse	Atrium
Atrium — Loan # 2	37%	Non-recourse	Atrium
Suffolk	37%	Non-recourse	Suffolk
Independence Center I	15%	Non-recourse	Independence Center I
Victory Point	10%	Non-recourse	Victory Point
1575 Eye Street	9%	Non-recourse	1575 Eye Street
Independence Center II	8%	Partial Recourse	Independence Center II

Unencumbered Properties

14700 Lee Road	100%

Note

1.		Indicates whether outstandings under facility are recourse to Columbia Equity Trust, Inc.

Columbia Equity Trust – First Quarter Supplemental Information

Summary Portfolio Information
Acquisition Summary

			Expected							Net	Occupancy
		Purchase	Year One						Year Built/	Rentable	at
Property	Interest	Price	Cap Rate (1)	Debt Assumed / Interest Rate		Tenancy / Status	Location / Sub-Market		Renovated	Area (SF)	Acquisition
Third Quarter 2005

14700 Lee Road	100%	$23,950,000	7.20%	None Assumed		Single / In-Service	Northern VA	Westfields	2000	84,652	100%

Park Plaza II (2)	100%	35,000,000	7.40%	None Assumed		Multi / In-Service	Suburban MD	North Rockville	2001	126,228	98%

Fourth Quarter 2005

Patrick Henry	100%	14,500,000	8.20%	8,500,000	5.02%	Multi / In-Service	Hampton Roads VA	Newport News	1989	98,883	92%

Oakton	100%	16,000,000	7.00%	None		Multi / In-Service	Northern VA	Fairfax Center	1985	64,648	100%

First Quarter 2006

1025 Vermont Avenue (3)	100%	34,100,000	6.70%	22,500,000	5.11%	Multi / In-Service	CBD	Washington, DC	1963 / 1987	115,000	97%

Totals		123,550,000	7.20%							489,411	97%

(1)	Expected first year net operating income to purchase price return (cash basis).

(2)	Acquired subject to a ground lease with a remaining term of approximately 70 years (including extension options).

(3)	Mortgage financing of $19,000,000 was assumed in connection with the acquisition of 1025 Vermont Avenue. Within 30 days of closing, the financing was modified to increase the balance to $22,500,000 with a revised interest rate of 5.11%.

Columbia Equity Trust – First Quarter Supplemental Information

Portfolio Snapshot
I. Rent Allocation as of March 31, 2006

Ownership		Net Rentable	Pro Rata Share of	Rent as a %
Type	Properties	Area (SF)	Annualized Rent	of Portfolio
Wholly Owned	10	1,071,989	$24,894,360	67.4%

Joint Venture	8	1,557,166	12,048,533	32.6%

Total	18	2,629,155	36,942,893	100.0%
I. Property Count

As of period end	6/30/2005	9/30/2005	12/31/2005	3/31/2006
In-Service
Wholly Owned	6	7	9	10
Joint Venture	6	7	7	7

Lease-Up/ Repositioning Properties
Wholly Owned	0	0	0	0
Joint Venture	1	1	1	1

Total In-Service / Lease-up / Repositioning	13	15	17	18

Development
Buildings Under Development	1	1	1	1
III. Occupancy Trends

	In-Service Properties (1)				All Properties (1)
Ownership	as of	as of	as of	as of	as of	as of	as of	as of
Type	6/30/2005	9/30/2005	12/31/2005	3/31/2006	6/30/2005	9/30/2005	12/31/2005	3/31/2006
Wholly Owned	87%	95%	95%	97%	87%	95%	95%	97%

Joint Venture	94%	94%	94%	94%	85%	85%	85%	85%

Total	92%	94%	94%	95%	86%	88%	89%	90%

Note

(1)	Assets acquired with significant vacancies (in excess of 35%) or in re-development are considered Out of Service. A property is returned to service the earlier of one year or once occupancy exceeds 65% — provided redevelopment (if applicable) has been completed. The Company’s Victory Point property, in which it maintains a 10% interest, is currently designated as Out-of-Service and is expected to be placed In-Service upon the completion of re-development in the second quarter of 2006.

Columbia Equity Trust – First Quarter Supplemental Information

Property Schedule — Wholly Owned Properties
As of March 31, 2006

														Columbia
														Percentage
														of Total Rent
									Occupancy as of					as % of Our
								Net					Total
		Venture					Year Built/	Rentable	6/30	9/30	12/31	3/31	Annualized	Pro Rata
Property	Interest	Partner	Tenancy / Status	Location / Sub-Market		Acquired	Renovated	Area (SF)	2005	2005	2005	2006	Rent (1)	Annualized Rent
1025 Vermont Avenue	100%	—	Multi / In - Service	Washington DC	CBD	2006	1964 - 2003	114,801	—	—	—	97%	$3,892,356	10.5%

14700 Lee Road	100%	—	Single / In - Service	Northern VA	Westfields	2005	2000	84,652	—	100%	100%	100%	2,126,280	5.8%

Fair Oaks	100%	—	Multi / In - Service	Northern VA	Fairfax Center	2001	1985	126,949	84%	84%	84%	95%	2,593,740	7.0%

Greenbriar	100%	—	Multi / In - Service	Northern VA	Fairfax Center	2001	1985 - 1998	111,721	60%	83%	82%	88%	2,118,372	5.7%

Loudoun Gateway IV	100%	—	Single / In - Service	Northern VA	Rte 28 N/ Dulles	2005	2002	102,987	100%	100%	100%	100%	1,563,096	4.2%

Meadows IV	100%	—	Multi / In - Service	Northern VA	Westfields	2004	1988 - 1997	148,160	100%	100%	100%	100%	3,216,852	8.7%

Oakton	100%	—	Multi / In - Service	Northern VA	Fairfax Center	2005	1985	64,648	—	—	100%	100%	1,684,272	4.6%

Park Plaza II (2)	100%	—	Multi / In - Service	Suburban MD	North Rockville	2005	2001	126,228	—	97%	98%	98%	3,812,808	10.3%

Patrick Henry	100%	—	Multi / In - Service	Hampton Roads VA	Newport News	2005	1989	98,883	—	—	92%	94%	1,796,136	4.9%

Sherwood Plaza	100%	—	Multi / In - Service	Northern VA	Fairfax Center	2000	1984	92,960	91%	100%	100%	100%	2,090,448	5.7%

Totals								1,071,989	87%	95%	95%	97%	24,894,360	67.4%

(1) Total Annualized Rent is the monthly contractual base rent as of March 31, 2006 multiplied by 12.

(2) Acquired subject to a ground lease with a remaining term, including extension options, of approximately 70 years.

Columbia Equity Trust – First Quarter Supplemental Information

Property Schedule — Joint Venture Properties
As of March 31, 2006
														Columbia
														Percentage
														of Total Rent
									Occupancy as of					as % of Our
								Net					Total	Pro Rata
		Venture					Year Built/	Rentable	6/30	9/30	12/31	3/31	Annualized	Annualized
Property	Interest	Partner	Tenancy / Status	Location / Sub-Market		Acquired	Renovated	Area (SF)	2005	2005	2005	2006	Rent (1)	Rent
In-Service Properties

King Street	50.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	1999	1984 - 2004	149,080	85%	86%	87%	86%	$3,812,976	5.2%

Madison Place	50.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	2003	1989	108,252	79%	79%	79%	81%	2,403,300	3.3%

Barlow Building	40.0%	JPMIM	Multi / In-Service	Suburban MD	Chevy Chase	2005	1966 - 2001	270,562	96%	95%	94%	93%	8,899,404	9.6%

Atrium Building	37.0%	Aetna	Multi / In-Service	Northern VA	Alexandria	2004	1978 - 1999	138,507	100%	100%	100%	100%	4,009,632	4.0%

Suffolk Building	36.5%	JPMIM	Single/ In-Service	Northern VA	Skyline	2005	1964 - 2003	257,425	100%	100%	100%	100%	6,381,528	6.3%

Independence Center	14.7%	JPMIM	Multi / In-Service	Northern VA	Westfields	2002	1999	275,002	91%	91%	92%	92%	5,714,028	2.3%

1575 Eye Street	9.2%	Aetna; ASAE	Multi / In-Service	Washington DC	CBD	2002	1979	210,372	99%	99%	99%	99%	7,912,368	2.0%

Sub-Total In-Service								1,409,200	94%	94%	94%	94%	39,133,236	32.6%

Non-Operating Properties

Victory Point	10.0%	JPMIM	Multi / Lease-Up	Northern VA	Westfields	2005	1989 - 2005	147,966	0%	0%	0%	0%	0	0.0%

Total Joint Venture Properties								1,557,166	85%	85%	85%	85%	39,133,236	32.6%

(1)	Total Annualized Rent is the monthly contractual base rent as of March 31, 2006 multiplied by 12.

Columbia Equity Trust – First Quarter Supplemental Information

Development Summary
As of March 31, 2006

							Approximate
	Ownership	Venture	Net Rentable	Percentage	Projected	Budgeted	Cost to	Development	Projected
Property	Interest	Partner	Area	Leased	Stabilized Yield	Cost	Date	Commencement	Completion Date
Independence Center II	8.1%	JPMIM Holualoa	115,368	0.0%	8.65%	$24,500,000	$11,200,000	July - 2005	September - 2006

Columbia Equity Trust – First Quarter Supplemental Information

Significant Tenants — As of March 31, 2006

									Weighted
						Percentage of	Columbia’s Pro Rata Share		Average
				Percentage of	Gross	Gross		Percentage	Remaining
		Number of	Total Leased	Total Leased	Annualized	Annualized	Annualized	of Annualized	Lease Term
Tenant (1)	Industry	Properties	Square Feet	Square Feet	Base Rent (2)	Base Rent	Base Rent (2)	Base Rent	(Years)
General Dynamics Corp. (3)	Defense	2	101,373	4.3%	$2,605,392	4.1%	$2,605,392	7.1%	4.2
United States Government (4)	Federal Government	5	269,800	11.4%	8,163,564	12.8%	1,962,497	5.3%	5.9
CACI, Inc.	Government Contracting	1	74,255	3.1%	1,694,472	2.6%	1,694,472	4.6%	3.7
Institutional Shareholder Services	Professional - Advisory	1	53,780	2.3%	1,657,476	2.6%	1,657,476	4.5%	6.3
America Online, Inc. (5)	Technology	1	102,987	4.4%	1,563,096	2.4%	1,563,096	4.2%	5.8
Online Resources Corporation	Technology/Banking	1	73,905	3.1%	1,522,380	2.4%	1,522,380	4.1%	8.5
Northrop Grumman (6)	Defense	2	239,635	10.1%	5,280,252	8.2%	1,468,792	4.0%	6.4
TKC Communications	Government Contracting	1	112,874	4.8%	3,139,020	4.9%	1,145,742	3.1%	3.3
Vance International	Professional - Security	1	41,968	1.8%	1,070,124	1.7%	1,070,124	2.9%	5.8
SI International	Government Contracting	1	23,980	1.0%	826,116	1.3%	826,116	2.2%	5.7
Oliff & Berridge	Professional - Legal	1	76,872	3.3%	2,167,668	3.4%	802,037	2.2%	4.9
J. Spargo & Associates	Professional - Management	1	33,675	1.4%	690,720	1.1%	690,720	1.9%	9.4
Opus East	Commercial Real Estate	1	20,545	0.9%	628,536	1.0%	628,536	1.7%	4.4
Long & Foster Real Estate	Professional - Real Estate	3	28,843	1.2%	676,488	1.1%	526,968	1.4%	2.4
Patten, Wornom, Hatten	Professional - Legal	1	25,606	1.1%	414,300	0.6%	414,300	1.1%	4.9

Totals			1,280,098	54.1%	32,099,604	50.1%	18,578,649	50.3%	5.0

(1)	Actual tenant obligated under the respective lease may be a subsidiary of entity named.

(2)	Total Annualized Base Rent is the monthly contractual base rent as of March 31, 2006 multiplied by 12.

(3)	A subsidiary of General Dynamics is obligated under the lease which currently expires in February 2011. Tenant has one time right to terminate lease with respect to 42,326 square feet in February 2008 subject to 12 months prior notice and certain termination penalties.

(4)	The General Services Administration which leases 144,551 square feet in the Suffolk Building, has the right to terminate its lease in 2010, subject to six months notice. The lease currently expires in 2013.

(5)	America Online’s lease currently expires in December 2012. Tenant has option to terminate its lease in 2010 subject to nine months notice and a lease termination payment of one year’s base rent.

(6)	A subsidiary of Northrop Grumman has the option to terminate a portion of its lease for 118,421 square feet in whole or in part in 2009, subject to three months notice.

Columbia Equity Trust – First Quarter Supplemental Information

Lease Expiration Schedule
As of March 31, 2006

	Expiring Leases		Square Footage of Leases Expiring				Annualized Base Rent of Leases Expiring				Columbia’s Pro Rata Share
						Percent				Percent
					Total	of Total			Total	of Total		Percent of
	Wholly	Joint	Wholly	Joint	Square Feet	Leased	Wholly	Joint	Annualized	Annualized	Annualized	Annualized
Year	Owned	Venture	Owned	Venture	Expiring	Square Feet	Owned	Venture	Base Rent (1)	Base Rent	Base Rent	Base Rent
2006	9	23	41,676	62,977	104,653	4.4%	$894,504	$2,132,784	$3,027,288	4.7%	$1,698,552	4.6%
2007	7	22	19,229	70,228	89,457	3.8%	449,208	2,211,876	2,661,084	4.2%	1,195,568	3.2%
2008	16	31	71,980	118,396	190,376	8.0%	1,806,108	4,128,816	5,934,924	9.3%	2,856,664	7.7%
2009	24	27	228,084	247,080	475,164	20.1%	5,269,800	6,800,448	12,070,248	18.9%	7,602,431	20.6%
2010	18	33	61,987	150,769	212,756	9.0%	1,467,108	6,159,108	7,626,216	11.9%	2,739,069	7.4%
2011 (2)	16	20	197,398	135,499	332,897	14.1%	4,888,296	4,169,016	9,057,312	14.1%	6,438,829	17.4%
2012 (3)	21	10	228,987	43,495	272,482	11.5%	5,041,368	1,314,360	6,355,728	9.9%	5,628,497	15.2%
2013 (4)	6	18	25,079	176,738	201,817	8.5%	1,524,936	4,010,112	5,535,048	8.6%	3,015,494	8.2%
2014 (5)	2	24	76,816	270,741	347,557	14.7%	1,592,976	6,565,728	8,158,704	12.7%	3,107,464	8.4%
2015	9	14	31,763	39,312	71,075	3.0%	918,408	1,222,464	2,140,872	3.3%	1,451,266	3.9%
2016	9	6	54,043	11,154	65,197	2.8%	979,620	418,524	1,398,144	2.2%	1,147,031	3.1%
thereafter	1	—	1,789	—	1,789	0.1%	62,028	—	62,028	0.1%	62,028	0.2%

	138	228	1,038,831	1,326,389	2,365,220	100.0%	24,894,360	39,133,236	64,027,596	100.0%	36,942,893	100.0%

(1)	Total Annualized Base Rent is the monthly contractual base rent as of March 31, 2006 multiplied by 12.

(2)	A subsidiary of General Dynamics is obligated under the lease which currently expires in February 2011. Tenant has one time right to terminate lease with respect to 42,326 square feet in February 2008 subject to 12 months prior notice and certain termination penalties.

(3)	America Online’s lease currently expires in December 2012. Tenant has option to terminate its lease in 2010 subject to nine months notice and a lease termination payment of one year’s base rent.

(4)	The General Services Administration which leases 144,551 square feet in the Suffolk Building, has the right to terminate its lease in 2010, subject to six months notice. The lease currently expires in 2013.

(5)	A subsidiary of Northrop Grumman has the option to terminate a portion of its lease for 118,421 square feet in whole or in part in 2009, subject to three months notice.

Columbia Equity Trust — First Quarter Supplemental Information

Leasing Activity — Wholly Owned
For the quarter ended March 31, 2006

										Acquired
										During
										Quarter
	14700			Loudoun				Patrick		1025	Total
	Lee Road	Fair Oaks (1)	Greenbriar	Gateway IV	Meadows IV	Oakton	Park Plaza II	Henry	Sherwood	Vermont	Wholly
Columbia Ownership Interest	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Occupancy at 3/31/2006	100%	95%	88%	100%	100%	100%	98%	94%	100%	97%	97%

Leases
Expired	—	1	—	—	—	—	—	1	—	2	4
Renewed	—	—	—	—	—	—	—	1	—	2	3
Vacated	—	1	—	—	—	—	—	—	—	—	1

Net Rentable Area
Expired	—	7,651	—	—	—	—	—	2,580	—	2,206	12,437
Renewed/ Expansion	—	—	—	—	—	—	—	2,580	—	2,206	4,786
Vacated/ Downsize	—	7,651	—	—	—	—	—	—	—	—	7,651

Rent Per Square Foot
Average Expired Rent PSF	—	$23.64	—	—	—	—	—	$18.57	—	$29.26	$23.59
Average Renewed Rent PSF	—	—	—	—	—	—	—	$19.25	—	$33.06	$25.62
Average Vacated Rent PSF	—	$23.64	—	—	—	—	—	—	—	—	$23.64
Rent Growth on Renewed Leases	—	—	—	—	—	—	—	3.66%	—	12.99%	9.01%

Renewals
Average Term (Years)	—	—	—	—	—	—	—	3.0	—	5.0	3.9
Avg. Tenant Improvement	—	—	—	—	—	—	—	$4.00	—	$7.66	$5.69
Avg. Leasing Commission	—	—	—		—	—	—	3.50%	—	3.38%	3.44%

Quarter Renewal Effective (by NRA)
Q1 2006	—	—	—	—	—	—	—	—	—	2,206	2,206
Q2 2006	—	—	—	—	—	—	—	2,580	—	—	2,580
Q3 2006	—	—	—	—	—	—	—	—	—	—	—
Q4 2006	—	—	—	—	—	—	—	—	—	—	—
Q1 2007	—	—	—	—	—	—	—	—	—	—	—
Q2 2007	—	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—	—

New Leases and Expansions
Leases	—	1	—	—	—	—	—	1	—	—	1
Net Rentable Area	—	3,500	—	—	—	—	—	337	—	—	337
Rent PSF	—	$23.00	—	—	—	—	—	$20.25	—	—	$20.25
Average Term (Years)	—	0.2	—	—	—	—	—	5.0	—	—	5.0
Avg. Tenant Improvement	—	—	—	—	—	—	—	$15.64	—	—	$15.64
Avg. Leasing Commission	—	—	—	—	—	—	—	6.0%	—	—	6.0%

Note: Expired leases include those leases renewed in a quarter other than the one in which they are scheduled to expire.

(1)	The “New Lease” detail under Fair Oaks is not included in total column as it represents a temporary renewal. We are currently in negotiations for a long-term renewal.

Columbia Equity Trust — First Quarter Supplemental Information
Leasing Activity — Joint Ventures
For the quarter ended March 31, 2006

	1575 Eye		Barlow	Independence	King	Madison	Suffolk	Victory	Total
	Street	Atrium	Building	Center	Street	Place	Building	Point	J.V.
Columbia Ownership Interest	9.2%	37.0%	40.0%	14.7%	50.0%	50.0%	36.5%	10.0%
Occupancy at 3/31/2006	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	85%

Leases
Expired	3	—	1	—	1	1	—	—	6
Renewed	2	—	1	—	—	—	—	—	3
Vacated	1	—	—	—	1	1	—	—	3

Net Rentable Area
Expired	48,168	—	3,489	—	1,012	6,671	—	—	59,340
Renewed/ Expansion	44,783	—	3,489	—	—	—	—	—	48,272
Vacated/ Downsize	3,385	—	—	—	1,012	6,671	—	—	11,068

Rent Per Square Foot
Average Expired Rent PSF	$33.63	—	$34.89	—	$26.46	$27.00	—	—	$32.84
Average Renewed Rent PSF	$37.24	—	$37.00	—	—	—	—	—	$37.22
Average Vacated Rent PSF	$38.74	—	—	—	$26.46	$27.00	—	—	$30.54
Rent Growth on Renewed Leases	12.3%	—	6.1%	—	—	—	—	—	11.8%

Renewals
Average Term (Years)	8.7	—	5.8	—	—	—	—	—	8.4
Avg. Tenant Improvement	$38.78	—	$10.00	—	—	—	—	—	$36.70
Avg. Leasing Commission	4.0%	—	4.5%	—	—	—	—	—	4.0%

Quarter Renewal Effective (by NRA)
Q4 2005	—	—	—	—	—	—	—	—	—
Q1 2006	—	—	—	—	—	—	—	—	—
Q2 2006	4,267	—	—	—	—	—	—	—	4,267
Q3 2006	40,516	—	—	—	—	—	—	—	40,516
Q4 2006	—	—	—	—	—	—	—	—	—
Q1 2007	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—

New Leases and Expansions
Leases	—	—	2	1	2	3	—	—	8
Net Rentable Area	—	—	3,859	20,658	6,700	23,510	—	—	54,727
Rent PSF	—	—	$30.81	$18.50	$32.20	$26.91	—	—	$24.66
Average Term (Years)	—	—	2.9	5.0	5.0	4.9	—	—	4.8
Avg. Tenant Improvement	—	—	$2.16	$40.00	$31.63	$30.71	—	—	$32.32
Avg. Leasing Commission	—	—	1.1%	6.0%	3.0%	4.7%	—	0.0%	4.7%
Note: Expired leases include those leases renewed in a quarter other than the one in which they are scheduled to expire.

Columbia Equity Trust — First Quarter Supplemental Information

Capital Expenditure and Tenant Improvement Summary (pro rata share)
Capital Expenditures and Tenant Improvements

	Q3 2005		Q4 2005		Q1 2006
	Actual Dollars	Per Square Foot	Actual Dollars	Per Square Foot	Actual Dollars	Per Square Foot
Non-revenue Enhancing/ Recurring Capital Expenditures	$55,778	$0.05	$29,308	$0.02	$189,168	$0.12
Second Generation Tenant Improvements	402,159	0.32	248,448	0.18	814,720	0.53

	457,937	0.37	277,756	0.20	1,003,888	0.66

Revenue Enhancing/ Non Recurring Capital Expenditures	48,318	0.04	54,902	0.04	77,838	0.05
First Generation Tenant Improvements	659,808	0.53	310,670	0.22	396,266	0.26

	708,126	0.57	365,572	0.26	474,104	0.31
Information provided on this page includes historical capital expenditures and tenant improvements for Columbia’s wholly owned properties and its pro rata share of these costs for the joint ventures in which it maintains an ownership interest. Per square foot metrics include Columbia’s pro rata share of joint venture net rentable area.
Properties incurring second generation tenant improvements during the quarter included: Barlow, Fair Oaks, Independence Center I, King Street, and Sherwood.
Properties incurring first generation tenant improvements during the quarter included: Greenbriar and Madison Place.
Revenue enhancing / non-recurring capital expenditures include capital upgrades for acquisition properties (identified at the time of acquisition). For the quarter ended March 31, 2006, revenue enhancing capital expenditures were made at the Barlow, Oakton and Victory Point properties.

Columbia Equity Trust — First Quarter Supplemental Information

Selected Supplemental Information Definitions
Adjusted Funds From Operations
Adjusted funds from operations is a non-GAAP financial measure. We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation; (ii) amortization of deferred financing costs; (iii) non-cash compensation; (iv) loss from early extinguishment of debt; (v) straight line rents; (vi) fair value of lease revenue amortization; (vii) expenditures for second generation tenant improvements and leasing commissions; and (viii) non-revenue enhancing and recurring capital expenditures. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO.
Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.
First Generation Tenant Improvements and Leasing Commissions
Represent actual tenant improvements, lease commissions, and other leasing costs incurred for leasing of space not previously occupied or vacant at the time of acquisition.
Funds From Operations
Funds from operations is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Our interpretation of the NAREIT definition is that minority interest in net income (loss) should be added back (deducted)  from net income (loss) as part of reconciling net income (loss) to FFO. We present FFO because we believe it facilitates an understanding of the operating performance of our Company without giving effect to real estate depreciation and amortization, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in

Columbia Equity Trust — First Quarter Supplemental Information

occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition or that interpret the NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including cash distributions to stockholders.
Non-Revenue Enhancing /Recurring Capital Expenditures
Represent building improvements and costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”
Revenue Enhancing /Non-Recurring Capital Expenditures
Represent costs incurred: (1) that we identified as necessary at the time of an acquisition and are completed as soon as practicable and possible after acquisition; (2) to expand rentable square footage in a project; or (3) to upgrade the “operating standard” of a property.
Second Generation Tenant Improvements and Leasing Commissions
Represent actual tenant improvements, lease commissions, and other leasing costs incurred for leasing of space previously occupied during Columbia’s ownership of the asset. Second generation space excludes square footage vacant at acquisition.